CAPITAL BANCORP, INC.

CAPITAL BANK

PARTNERS *in* YOUR VISION

Thinking Ahead

Ed Barry
Chief Executive Officer

Scot Browning
President

Alan Jackson
Chief Financial Officer

Kathleen Yamada
Chief Credit Officer

June 30, 2020 Financial Review

Forward Looking Statements

Thinking Ahead

The statements contained in this presentation that are not historical facts are forward-looking statements based on management's current expectations and beliefs concerning future developments and their potential effects on Capital Bancorp, Inc. (the "Company" or "Capital") including, without limitation, plans, strategies and goals, and statements about the Company's expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, and shareholder value creation. These statements are often, but not always, made through the use of words or phrases such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "could," "should," "seeks," "projects", "can", "ongoing", "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative version of those words or other comparable words. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Capital or any other person that the future plans, estimates or expectations contemplated by the Company will be achieved. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. Accordingly, you are cautioned not to place undue reliance on forward-looking statements and that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Further, given its ongoing and dynamic nature, it is difficult to predict the full impact of the COVID-19 outbreak on our business. The extent of such impact will depend on future developments, which are highly uncertain, including when the coronavirus can be controlled and abated and when and how the economy may be fully reopened. As the result of the COVID-19 pandemic and the related adverse local and national economic consequences, we could be subject to any of the following risks, any of which could have a material, adverse effect on our business, financial condition, liquidity, and results of operations: the demand for our products and services may decline, making it difficult to grow assets and income; if the economy is unable to substantially reopen as planned, and high levels of unemployment continue for an extended period of time, loan delinquencies, problem assets, and foreclosures may increase, resulting in increased charges and reduced income; collateral for loans, especially real estate, may decline in value, which could cause loan losses to increase; our allowance for loan losses may increase if borrowers experience financial difficulties, which will adversely affect our net income; the net worth and liquidity of loan guarantors may decline, impairing their ability to honor commitments to us; as the result of the decline in the Federal Reserve Board's target federal funds rate to near 0%, the yield on our assets may decline to a greater extent than the decline in our cost of interest-bearing liabilities, reducing our net interest margin and spread and reducing net income; our cyber security risks are increased as the result of an increase in the number of employees working remotely; and Federal Deposit Insurance Corporation premiums may increase if the agency experience additional resolution costs. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2019 Annual Report on Form 10-K and other periodic and current reports filed with the Securities and Exchange Commission ("SEC") and available at the SEC's Internet site (http://www.sec.gov). Unless otherwise required by law, Capital also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this presentation.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of Capital after the date hereof.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. Capital cannot guarantee the accuracy of such information, however, and has not independently verified such information. While Capital is not aware of any misstatements regarding the industry data presented in this presentation, Capital's estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Capital believes that its internal research is reliable, even though such research has not been verified by independent sources.

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. These non-GAAP financial measures should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company's non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures.

Table of Contents

Capital Bancorp, Inc. (NASDAQ - CBNK)

Thinking Ahead

Franchise Highlights

Corporate Headquarters - Rockville, MD

Balance Sheet ***($M, except per share amounts)***		Unaudited June 30, 2020	Quarter Result
Assets	$	1,822	▲ 20.9 % QoQ
Loans		1,441	▲ 21.3 % QoQ
Deposits		1,609	▲ 23.5 % QoQ
Quarterly Financial Performance			
Earnings per Share, Diluted	$	0.34	▲ 61.9 % QoQ
ROAA		1.19 %	▲ 41.7 % QoQ
ROATCE		13.71 %	▲ 59.6 % QoQ
Tangible Book Value per Share	$	10.28	▲ 4.4 % QoQ
Efficiency Ratio		69.74 %	▼ -379 bps
Net Interest Margin		4.72 %	▼ -44 bps

Corporate Timeline


'18 Inclusion in Russell 2000
'18 Successful Initial Public Offering
'17 Assets exceed $1 billion
'12 Ed Barry joined Capital as CEO
'11/'13 Acquired 3 failed institutions including OpenSky
'02 Recapitalized by investor group led by Steve Ashman
'99 Founded as Harbor Capital National Bank

Footprint


Gaithersburg
Columbia
Glen Burnie
Rockville
Bethesda
Silver Spring
Bowie
Annapolis
Washington
Fairfax
Alexandria
Manassas
Branch
Corporate HQ
OpenSky
Mortgage
LPO
DC-MD-VA
Phoenix
Jacksonville
Woodmont
Maryland
Maple Glen
Horsham
Jarrettown
Westbury
Pennsylvania

Response to COVID-19

Protecting Employees

- Transitioned employees to remote work environment supported by investments in systems and infrastructure
- Hosting virtual Town Hall meetings to inform and engage employees
- Adopted new operating procedures and adjusted branch hours to keep employees and clients safe including complimentary PPE in branches
- Providing supplemental compensation for front-line employees

Servicing Clients

- Processed 1,220 Paycheck Protection Program loans totaling $236.3 million with 50% of loans going to existing Capital Bank clients
- Developed enhanced risk analysis criteria to help identify loans with elevated risk
- Granted modifications on 204 non-credit card loans totaling $144.0 in outstanding principal[1]
- Branch-lite model supported reduction in branch hours and closure of some locations without sacrificing ability to service customers
- Mobilized tech resources to support clients with remote operations

(1) Excludes modifications on OpenSky secured card accounts and existing SBA-guaranteed loans which qualified for six months of payments by the SBA.

Monitoring Credit Risk

Thinking Ahead

Enhanced Risk Analysis: Addressing Impact of Widespread Business Interruption

Risk Analysis Criteria

- Modification / deferral request
- PPP loan recipients
- Highly impacted industries
- Collateral stress test
- Deposits / liquidity
- Loan type
- Revenue stress test
- Intuition

Based on the Risk Analysis Criteria, $192.5 million of loans have been identified as being at an Elevated Risk level:

- **Urgent** - 28% Received Immediate Attention
- **Close Watch** - 19% Enhanced Monitoring
- **Safe for Now** - 53% Ongoing Review

Loan Modifications by Industry Sector[1]

			Deferred Loans		
($ in thousands)	Total Loans Outstanding June 30, 2020	Balances with SBA 7(a) Guarantees[2]	Balance	# of Loans Deferred	PPP Loans Extended to Deferred Borrowers
Accommodation & Food Svcs	$ 83.9	$ 8.4	$ 42.6	36	$ 6.5
Real Estate & Rental Leasing	527.9	0.5	45.6	67	0.2
Oth Svcs Incl Pvt Households	193.8	0.6	17.3	36	0.2
Educational Services	20.4	0.6	9.8	6	0.6
Construction	220.4	3.6	4.2	6	2.4
Prof, Scientific & Tech Svcs	88.4	1.8	5.0	11	0.3
Arts, Entertainment & Rec	14.9	1.1	5.0	9	1.0
Retail Trade	25.5	0.8	3.0	8	—
HC & Social Assistance	77.2	1.4	4.7	11	0.2
Wholesale Trade	13.0	2.5	0.9	1	—
All other	175.7	6.0	5.9	13	1.5
Total	$ 1,441.1	$ 27.3	$ 144.0	204	$ 12.9

Deferrals by Loan Type

($ in thousands)	Total Loans Oustanding	Balance of Loans with Deferrals	# of Deferred Loans	PPP Loans to Deferred Borrowers
Real Estate				
Residential	$ 437.7	$ 25.6	53	$ 0.1
Commercial	364.1	96.5	92	4.5
Construction	212.5	4.1	5	—
C & I	142.9	17.8	54	8.3
PPP Loans	229.6	—	—	—
Other consumer	54.3	—	—	—
Total	$ 1,441.1	$ 144.0	204	$ 12.9

(1) Excludes modifications and deferrals on OpenSky secured card accounts. Secured credit card deferrals on 1,010 accounts (0.26% of total accounts) totaled $303 thousand at June 30, 2020.
(2) Under the CARES Act, existing SBA-guaranteed loans qualify for six months of payments by the SBA.

Investment Opportunity

Operate in Exceptional Markets	• The Washington, D.C. and Baltimore, MD Metropolitan Statistical Areas ("MSA") make up one of the largest and wealthiest regions in the U.S. • Opportunities for customer and talent acquisition created by consolidation • Market historically insulated from economic downturns by federal government presence
Entrepreneurial Management Team	• Experts in their fields combining large bank and community bank skills • Capabilities in data, analytics, marketing and technology • Significant board and management ownership
Consistently High Performing Community Bank	• Profitability has consistently exceeded community banking peers • Entrepreneurial culture with a disciplined strategic approach • Strong organic balance sheet
Innovation Driven, Fee Based Businesses	• Secured credit card and mortgage divisions drive high fee income and provide resiliency during economically stressed periods • Investments in proprietary technology, data analytics and digital marketing • Scalable OpenSky® and Capital Bank Home Loans infrastructure
Strong Balance Sheet and Capital Positions	• Abundant capital to provide support in economic downturn and finance continued growth • Superior asset quality with limited exposure to at risk industries

Exceptional Markets

Median Household Income by County ($000)


63
83
108
128
124
U.S.
Washington, D.C.
Montgomery, MD
Howard, MD
Fairfax, MD

Growth of Capital Bank Cities of Operation[2]

Pop. Growth 2010-Current


7%
12%
U.S.
Capital

Est. Pop. Growth Next Five Years


4%
5%
U.S.
Capital

Washington, D.C. – Baltimore, MD Market

- Recent M&A in market has resulted in opportunities to acquire talent and customers
- Total population of more than 9.1 million
- Includes the four wealthiest counties in the U.S. (as measured by median HH income)
- Combined GDP of $722 billion (would rank 3rd nationally among U.S. MSAs)
- Washington D.C. MSA added 52,300 jobs between Oct 2018 and Oct 2019[1]
- Approximately 45% of the combined population of the Washington, DC and Baltimore, MD MSAs has a college degree[3]
- Home to 15 companies from the 2017 Fortune 500 list and 5 of the U.S.'s largest 100 private companies
- Significant opportunity to take market share from large, out of market players: Top 6 banks in both Washington, D.C. and Baltimore, MD MSAs are $50B+ institutions

Source: S&P Global Market Intelligence, Bureau of Labor Statistics and GMU Center for Regional Analysis.
1. Data is not seasonally adjusted.
2. Represents aggregate population growth of Capital's cities of operation. Cities of operation defined as cities where the Company has a full service branch location.
3. Determined as the percentage of the population with a bachelor's degree or higher.

Experienced Management Team



Edward F. Barry
Chief Executive Officer
Joined 2012

- Prior to joining Capital Bank, Mr. Barry held senior positions at Capital One Bank, Bank of America, and E&Y/Capgemini where he held a variety of roles primarily focusing on marketing, data, analytics and strategy
- Recognized in 2017 as E&Y's Entrepreneur of the Year, Mid-Atlantic Region[(1)]



Scot R. Browning
President
Joined 2002

- Currently oversees the commercial lending department and commercial loan portfolio which has grown from $13.7 million to over $1.4 billion during his tenure
- Over 30 years of banking experience primarily in commercial lending
- Prior leadership roles with United Bank, F&M Bank Allegiance and Century National Bank



Alan W. Jackson
Chief Financial Officer
Joined 2017

- Mr. Jackson has more than 30 years of financial services experience including previously serving as CFO of two publicly traded banks
- Prior to joining Capital Bank, Mr. Jackson was a Senior Managing Director with FinPro and spent 5 years with Banker's Dashboard & S&P Global Market Intelligence



Karl Dicker
Chief Operating Officer
Joined 2018

- Prior to joining Capital Bank, Mr. Dicker spent 16 years with Capital One Bank rising to Senior Vice President where he led Treasury Management Strategy, Marketing & Analytics and served as Head of Enterprise Payments
- Key experience also includes core system and CRM implementations, sales enablement, banking innovation, data and analytics

(1) Financial Services category.

Unique Strategy Consistently Drives Performance

Thinking Ahead

Disciplined Business Strategy	Total Assets ($M)

- **Deliver premium, advice-based solutions to our customers**
- **Leverage technology to differentiate products and services through customization**
- **Instill a sales-focused, entrepreneurial culture**



CAGR: 22.4%
$489
$619
$743
$906
$1,026
$1,105
$1,428
$1,822
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Diversified Lines of Business

Thinking Ahead

Commercial Banking

- Approximately $1.6 billion of assets
- Provide sophisticated advice and exceptional client service
- Target customers with complex financial needs
- Loan officers are trusted advisors to their clients
- High valued-added service generates above-average risk-adjusted loan yields

Loans Held for Investment ($M)



$639
$763
$887
$1,000
$1,171
$1,441
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

OpenSky® Secured Credit Card

- $54.7 million loan portfolio secured by $131.9 million in deposits
- High yield plus fee income and significant NIB deposits
- Differentiated business line
- Originated nationwide through digital channels
- Proprietary web/mobile origination platform

Summary of Card Portfolios



Cards (000s)
Collateral Deposits
Loans
63
96
149
170
223
401
$27.8
$13.8
$39.1
$20.4
$53.6
$31.5
$60.0
$34.7
$78.2
$46.4
$131.9
$54.7
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Residential Mortgage Origination

- 2.97% QTD GOS margin
- 31% QTD purchase volume
- MD, VA and DC comprise 49% of origination volume
- Recent hires focused on purchase-money originations and niche products

Mortgage Volume ($M) & Gain on Sale (%)



Purchase
Re-finance
Gain on Sale Margin
$755
$854
2.21%
$436
2.76%
$335
2.95%
$592
2.97%
$313
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Consistently High Performing

Thinking Ahead

ROAA (%) vs. Peer



1.10%
0.94%
1.13%
0.85%
1.17%
0.50%
0.80%
1.22%
0.95%
1.38%
1.09%
1.19%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
ROAA
ROAA, as Adjusted (1)
Peer Median (2)

ROATCE (%) vs. Peer



13.94%
8.67%
14.41%
8.94%
14.75%
5.46%
8.66%
13.94%
9.93%
13.66%
10.50%
13.71%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
ROATCE
ROATCE, as Adjusted (1)
Peer Median (2)

Note - Quarterly returns are annualized.

2017 earnings impacted by $2.3 million of pre-tax, one-time data processing conversion costs, $2.4 million of pre-tax, non-recurring forgone interest and fees and a $1.4 million deferred tax asset revaluation.

(1) ROAA, as Adjusted and ROATCE, as Adjusted are non-GAAP measures and exclude $4.2 million of non-recurring charges and lost revenue. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

(2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Leveraging the Power of Technology

Thinking Ahead

Internally Developed Technology Solutions	• In-house development team • Apollo customer acquisition system developed for OpenSky® provides automated work flows for digital account applications processes • In-house staff participates in business development calls and designs bespoke technology solutions for customers to enhance their operational efficiency • Proprietary data warehouse built to run analytics and identify opportunities
Proprietary Business Analytics	• OpenSky®: ◦ Proprietary customer behavior scoring (B-Score) ◦ Algorithmic, selective credit line increases (CLIP program) ◦ Net present value driven models drive product and marketing decisions • Internally developed commercial credit stress testing that tracks micro market performance
Web and Mobile Enabled Platforms	• Social media driven OpenSky® and mortgage marketing programs • User-friendly OpenSky® mobile application; 83% of applications are submitted on mobile devices using a digital platform • Online marketing campaigns are closely tracked and analyzed to assess efficacy and ensure commercial effectiveness • QuickClose digital mortgage platform launched in fourth quarter 2018

Loan Portfolio

Total Loans ($M)

CAGR: 21.4%



$408
$506
$639
$763
$887
$1,000
$1,171
$1,441
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Loan Composition



Non-Owner Occ. CRE: 13%
Owner Occupied CRE: 12%
Construction: 15%
Com'l & Ind: 26%
Credit Card: 4%
Residential R.E.: 30%

- Owner-occupied commercial real estate "CRE" loans make up approximately 45% of total CRE
- Residential real estate loans consist primarily of investment 1-4 family property (rentals)
- Regular portfolio stress testing includes analyzing the construction portfolio for declines in property values

Balanced Loan Portfolio

Fixed vs. Floating Rate Loan Mix


Fixed: 46.2%
Variable at Floor: 33.9%
Variable Not at Floor: 5.5%
Adjustable at Floor: 9.8%
Adjustable Not at Floor: 4.6%

Yield on Loans


6.18%
5.78%
4.79%
6.45%
5.76%
4.62%
6.44%
5.57%
4.66%
7.12%
5.76%
4.86%
7.37%
5.91%
5.02%
6.16%
5.12%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
Loan Yield ex Card
Loan Yield
Peer Median (2)

- Effective use of rate floors has mitigated impact of declining rate environment
  - 90% of loans are fixed or at contractual floors[1]
- Loan yields, excluding the credit card portfolio, have consistently averaged approximately 100bps above peers since 2015

(1) Data excludes loans held for sale but is inclusive of our secured credit card portfolio..
(2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Deposit Portfolio Composition

Thinking Ahead

Core Deposit Momentum

- Recruiting deposit sales teams, including fiduciary salespeople, from recently acquired competitors driving core deposit growth
- Customizing solutions for clients, including fiduciary and non-profit organizations, to generate low-cost business deposit accounts
- OpenSky® provides a unique channel for generating non-interest bearing deposits

Deposit Portfolio Composition ($1.61B)



Noninterest Bearing: 35.1%
Interest Bearing Demand: 16.7%
Money Market: 31.5%
Time Deposits <$100K: 1.6%
Time Deposits >$100K: 14.8%
Savings: 0.3%

Maturity of Time Deposits ($M)



3Q20 $29 1.96%
4Q20 $45 2.18%
1Q21 $53 2.04%
2Q21 $51 1.58%
3Q21 $47 2.09%
4Q21 $28 1.87%
Thereafter $11 2.02%
Time Deposit Maturities
Weighted Average Rate

Cost of Deposits



2015Y 0.59% 0.45%
2016Y 0.68% 0.49%
2017Y 0.76% 0.52%
2018Y 1.08% 0.79%
2019Y 1.34% 1.21%
2020Q2 0.84%
Cost of Deposits
Peer Median (1)

(1) Peer group consists of: EGBN, SASR, OLBK, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

Delivering Superior Net Interest Margin

Net Interest Margin(2)


5.41%
5.59%
5.02%
5.18%
5.37%
5.59%
5.60%
4.72%
3.93%
3.97%
4.01%
3.73%
3.72%
3.68%
3.48%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
Net Interest Margin
Peer Median (1)

Net Interest Margin, excluding Credit Card and PPP Loans


4.60%
4.53%
4.31%
4.28%
4.26%
3.96%
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

- Deliver real, advice-based solutions to complex credit needs rather than acting as the low-cost provider (largely avoid bid situations)
- Target customers with complex credit needs
- Net interest margin is enhanced by OpenSky® card returns and deposit contribution
- Consistently collect loan fees

1. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.
2. 2017Y represents Net Interest Margin, as Adjusted and is a non-GAAP measure adjusted for the impact of non-recurring foregone interest and fees related to the OpenSky® data processing conversion. 2020Q2 Net Interest Margin, as Adjusted reflects the impact of PPP loans and their related income. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

Efficiency Ratio



Efficiency Ratio(1)
70.0%
70.0%
71.6%
68.6%
73.9%
6.1%
73.1%
72.3%
69.7%
66.1%
65.0%
63.6%
62.0%
58.2%
59.3%
56.0%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
Efficiency Ratio
Peer Median (2)

Recent investments driving a positive long-term impact on efficiency:

- Credit card data processing conversion has elevated expenses and positioned the business line for the long-term
- Added a seven-person business development team and a 12-person mortgage origination and processing team in an adjacent market in 2020.
- Reston, VA and Columbia, MD branch locations opened in Q2 2017 and Q2 2018, respectively

Efficiency ratio is a non-GAAP measure. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.

1. 2017Y includes Efficiency Ratio, as Adjusted and is a non-GAAP measure adjusted for the impact of $2.4M of non-recurring foregone interest and fees and $2.3 million of non-recurring data processing expenses related to the OpenSky data processing conversion. Please refer to the non-GAAP schedules included in the Appendix for a reconciliation of this measure.
2. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB, Peer data per S&P Global Market Intelligence.

Consistent Quarterly Performance

Loans ($M)



$1,056
$1,140
$1,171
$1,188
$1,441
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Assets ($M)



$1,234
$1,311
$1,428
$1,508
$1,822
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Deposits ($M)



$1,037
$1,112
$1,225
$1,303
$1,609
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Equity ($M)



$123
$128
$133
$136
$142
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Consistent Quarterly Performance

Net Interest Margin



5.79%
5.83%
5.33%
5.16%
4.72%
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Efficiency Ratio



72.18%
71.75%
70.10%
73.53%
69.74%
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Return on Average Assets [(1)]



1.39%
1.42%
1.48%
0.84%
1.19%
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

Return on Average Tangible Common Equity [(1)]



13.23%
14.04%
15.32%
8.59%
13.71%
Jun 2019
Sep 2019
Dec 2019
Mar 2020
Jun 2020

[(1)] Return on Average Tangible Common Equity ratio is a non-GAAP measure. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure. Data is annualized.

Diversified Revenue Model


Thinking
Ahead

Net Revenue ($M)(1)


CAGR: 10%
$35.5
$41.2
$48.6
$63.2
$66.4
$74.0
$92.0
$32.4
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Noninterest Income to Net Revenue, as Adjusted(1)


OpenSky & Church Street Mortgage contribute to fee income levels in excess of peer median
28.7%
27.8%
30.7%
32.4%
22.8%
21.8%
26.6%
42.6%
11.10%
9.70%
9.60%
9.00%
9.00%
9.00%
9.20%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
Capital Bank
Peer Median (2)

(1) 2017Y data is based on Adjusted Revenue which is a non-GAAP measure adjusted for the impact of $2.4 million of non-recurring foregone interest and fees related to the OpenSky® data processing conversion. Please refer to the non-GAAP schedules included in the Appendix to this presentation for a reconciliation of this measure.
(2) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

OpenSky® Secured Credit Card Division

Customer Demographics

- Underserved by traditional credit products
- Poor or nonexistent credit history
- Nationwide customer base
- Minimum initial deposit of $200 and maximum initial deposit of $3,000 per card and $5,000 per individual

Value Proposition

- Help customers repair or create acceptable credit history
- Functions as a traditional VISA credit card

Technology driven

- Nationwide web and mobile platform – 83% of applications are submitted on mobile devices using adaptive digital platform
- Perform proprietary analytics on customer base to monitor and innovate the portfolio

Number of Outstanding Accounts (000s)


CAGR: 50%
28.3
38.9
63.4
96.4
149.2
170.0
223.4
400.5
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Credit Card Loans & Deposits ($M)


Loan CAGR: 36%
Deposit CAGR:41%
$14.1
$7.4
$18.4
$9.6
$27.8
$13.8
$39.1
$20.4
$53.6
$31.5
$60.0
$34.7
$78.2
$46.4
$131.9
$54.7
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
Loans
Collateral Deposits

CAGRs measured from 12/31/13 through current quarter.

Thinking Ahead

Capital Bank Home Loan Division

Purchase vs. Re-finance Volume & GOS Margin



$2.9B
$0.4B
$0.3B
$0.6B
$0.5B
77.6%
47.5%
20.6%
48.1%
67.7%
1.52%
1.82%
2.75%
2.95%
2.82%
79.4%
22.4%
52.5%
51.9%
31.5%
2013Y - 2016Y
2017Y
2018Y
2019Y
YTD 2020
Purchase Volume
Re-finance Volume
GOS Margin

- Elevated volumes continue to outpace expectations
- Increased sales staff to improve productivity while optimizing back-office support
- Production hires since the beginning of 2017 focused on niche products and purchase originations
- Positioning allows for capture of refinance activity in current market conditions
- MD, VA and Washington, D.C. represent 49% of origination volume within our primary market areas
- National technology-enabled consumer direct marketing efforts, including social media campaigns
- Launched digital mortgage platform to capture online leads, drive new customer experience, streamlining processes and costs

Thinking Ahead

Robust Capital Ratios

Tier 1 Leverage Ratio


8.86%
8.01%
8.55%
8.10%
9.06%
10.76%
8.65%
9.96%
8.65%
9.87%
Dec 2016
Dec 2017
Dec 2018
Dec 2019
Jun 2020
Bank
Consolidated

Tier 1 Capital


11.12%
10.02%
10.78%
10.18%
11.00%
12.95%
10.73%
12.31%
11.10%
12.58%
Dec 2016
Dec 2017
Dec 2018
Dec 2019
Jun 2020
Bank
Consolidated

Common Equity Tier 1 Capital Ratio


11.12%
9.74%
10.78%
9.92%
11.00%
12.73%
10.73%
12.12%
11.10%
12.39%
Dec 2016
Dec 2017
Dec 2018
Dec 2019
Jun 2020
Bank
Consolidated

Total Capital Ratio


12.37%
13.13%
12.03%
11.43%
12.25%
14.21%
11.98%
13.56%
12.35%
15.02%
Dec 2016
Dec 2017
Dec 2018
Dec 2019
Jun 2020
Bank
Consolidated

Superior Asset Quality Metrics

Nonperforming Loans ($M)


Construction: $0.5
Residential Real Estate: $2.4
Commercial and Industrial: $1.8
Commercial Real Estate: $1.2

Nonperforming Assets / Assets


1.58%
0.90%
1.10%
0.68%
0.80%
0.63%
0.51%
0.59%
0.54%
0.44%
0.44%
0.29%
0.73%
0.50%
0.50%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
NPAs /Assets
Peer Median (2)

Allowance for Loan and Lease Losses to Total Loans


1.16%
1.09%
1.03%
1.13%
1.13%
1.13%
1.14%
1.30%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
ALLL to Loans

Net Charge-offs / Average Loans


0.07%
0.09%
0.10%
0.33%
0.15%
0.09%
0.08%
0.05%
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

(1) Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.

CRE Concentration Levels

CRE / Total Risk Based Capital ("RBC") Breakdown


340%
241%
99%
345%
200%
145%
290%
165%
125%
Peer Average
Capital Bank, N.A.
Capital Bancorp, Inc.
Construction / RBC
Non-Owner Occupied CRE / RBC

- Construction lending is a historical core competency focused on single family homes and individual condo and townhouse conversions to established builders
- Loan to value limits of 75% for investor and 80% for owner-occupied construction lending
- Construction loans provide a short-duration, high-yield asset class, plus loan fee income, which supports asset sensitivity
- Deep expertise in CRE and real estate development at the Board level

(1) Source: S&P Global Market Intelligence. Data as of 12/31/19. Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Represents bank-level regulatory data.

Strong Balance Sheet and Capital Positions

Earnings per Share (EPS) Growth

Capital CAGR: 10.9%[1]
Peer CAGR: 7.9%



$0.65
$0.69
$0.74
$0.84
$0.99
$0.37
$0.62
$1.02
$1.21
$0.36
$0.32
$0.29
$0.24
$0.34
$0.21
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2
EPS, diluted
EPS, as Adjusted(3)

Tangible Book Value per Share (TBV) Growth

Capital CAGR: 13.4%[2]
Peer CAGR: 5.9%



$4.53
$5.25
$5.83
$6.35
$6.94
$8.38
$9.60
$10.28
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
2019Y
2020Q2

Peer group consists of: EGBN, SASR, SONA, JMSB, HBMD, TCFC and FVCB. Peer data per S&P Global Market Intelligence.
Note: 2013 earnings per share for Capital excludes bargain purchase gains.
(1) Based on EPS, as adjusted for 2017. CAGR represents the period from 2013 through 2019Y
(2) EPS, as Adjusted, is a non-GAAP measure and excludes $4.2 million of non-recurring charges and lost revenue.
(3) Tangible book value per share and EPS, as Adjusted, are non-GAAP measures. Refer to the non-GAAP schedules included in the Appendix for a reconciliation of these measures.

Conclusions

- **Operate in Premier Markets**
- **Entrepreneurial Management Team**
- **Consistently High Performing Community Bank**
- **Innovation Driven, Fee Based Businesses**
- **Building Earnings Momentum**

CAPITAL BANK

PARTNERS *in* YOUR VISION

CAPITAL BANCORP, INC.

Thinking Ahead

Appendix

ROATCE and ROATCE, as Adjusted Reconciliations

"**Return on average tangible common equity**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus the amortization of intangible assets (net of taxes) divided by average total equity net of average intangible assets. Quarterly amounts are annualized.

Return on Average Tangible Common Equity

Dollars in thousands	Year Ended December 31,							Quarter Ended
	2013	2014	2015	2016	2017	2018	2019	June 30, 2020
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 16,895	$ 4,761
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Intangible Asset Amortization, net of taxes	33	20	14	10	—	—	—	—
Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted	$ 5,814	$ 6,813	$ 7,506	$ 9,451	$ 7,109	$ 12,767	$ 16,895	$ 4,761
Average Total Equity	36,965	45,775	53,883	65,590	76,543	91,590	123,657	139,704
Less: Average Preferred Equity	—	—	—	—	—	—	—	—
Less: Average Intangible Assets	(84)	(53)	(26)	(8)	—	—	—	—
Average Tangible Common Equity	$ 36,881	$ 45,722	$ 53,857	$ 65,582	$ 76,543	$ 91,590	$ 123,657	$ 139,704
Return on Average Tangible Common Equity	15.76 %	14.90 %	13.94 %	14.41 %	9.29 %	13.94 %	13.66 %	13.71 %

"**Return on average tangible common equity, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, plus the amortization of intangible assets (net of taxes), divided by average total equity, net of average intangible assets. Quarterly amounts are annualized.

Return on Average Tangible Common Equity, as Adjusted

Dollars in thousands	Year Ended December 31,							Quarter Ended
	2013	2014	2015	2016	2017	2018	2019	June 30, 2020
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 16,895	$ 4,761
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	$ 5,781	$ 6,793	$ 7,492	$ 9,441	$ 11,293	$ 12,767	$ 16,895	$ 4,761
Add: Intangible asset amortization, net of taxes	33	20	14	10	—	—	—	—
Net Income Excluding Intangible Amortization and Bargain Purchase Gain, net, as Adjusted	$ 5,814	$ 6,813	$ 7,506	$ 9,451	$ 11,293	$ 12,767	$ 16,895	$ 4,761
Average Total Equity	$ 36,965	$ 45,775	$ 53,883	$ 65,590	$ 76,543	$ 91,590	$ 123,657	$ 139,704
Less: Average Preferred Equity	—	—	—	—	—	—	—	—
Less: Average Intangible Assets	(84)	(53)	(26)	(8)	—	—	—	—
Average Tangible Common Equity	$ 36,881	$ 45,722	$ 53,857	$ 65,582	$ 76,543	$ 91,590	$ 123,657	$ 139,704
Return on Average Tangible Common Equity, as Adjusted	15.76 %	14.90 %	13.94 %	14.41 %	14.75 %	13.94 %	13.66 %	13.71 %

ROAA and NIM, as Adjusted Reconciliations

Thinking Ahead

"**Return on average assets, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items and less PPP loan income, divided by average total assets less average PPP loans. Quarterly amounts are annualized.

Return on Average Assets, as Adjusted

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	2019	Quarter Ended June 30, 2020
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 16,895	$ 4,761
Less: Bargain purchase gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	$ 5,781	$ 6,793	$ 7,492	$ 9,441	$ 11,293	$ 12,767	$ 16,895	$ 4,761
Average Total Assets	$ 471,400	$ 541,934	$ 679,595	$ 832,619	$ 964,946	$ 1,045,732	$ 1,219,909	$ 1,612,839
Return on Average Assets, as Adjusted	1.23 %	1.25 %	1.10 %	1.13 %	1.17 %	1.22 %	1.38 %	1.19 %

"**Net interest margin, as adjusted**" is a non-GAAP measure defined as net interest income, plus non-recurring foregone interest and fees less PPP and credit card loan income, divided by average interest earning assets less average PPP and credit card loans.

Net Interest Margin, as Adjusted

Dollars in Thousands	Year Ended December 31, 2013	2014	2015	2016	2017	2018	2019	Quarter Ended June 30, 2020
Net Interest Income	$ 25,327	$ 29,717	$ 33,676	$ 42,759	$ 48,911	$ 57,888	$ 67,509	$ 18,624
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Less Secured credit card loan income	—	—	—	—	—	—	—	(4,066)
Less PPP loan income	—	—	—	—	—	—	—	(1,011)
Net Interest Income, as Adjusted	$ 25,327	$ 29,717	$ 33,676	$ 42,759	$ 51,281	$ 57,888	$ 67,509	$ 13,547
Average Interest Earning Assets	$ 467,772	$ 531,505	$ 671,275	$ 825,676	$ 955,479	$ 1,035,731	$ 1,204,863	$ 1,588,380
Less Average secured credit card loans	—	—	—	—	—	—	—	(42,538)
Less Average PPP loans	—	—	—	—	—	—	—	(168,490)
Total Average Interest Earning Assets	$ 467,772	$ 531,505	$ 671,275	$ 825,676	$ 955,479	$ 1,035,731	$ 1,204,863	$ 1,377,352
Net Interest Margin, as Adjusted	5.41 %	5.59 %	5.02 %	5.18 %	5.37 %	5.59 %	5.60 %	3.96 %

Adjusted Revenue & Noninterest Income to Adjusted Revenue and Efficiency Ratio, as Adjusted Reconciliations

Thinking Ahead

"Adjusted Revenue and Noninterest Income to Adjusted Revenue" is considered a non-GAAP measure. Net revenue for 2017 has been adjusted to exclude the impact of non-recurring foregone interest and fees.

Adjusted Revenue and Noninterest Income to Adjusted Revenue

Dollars in thousands	Year Ended December 31,							Quarter Ended
	2013	2014	2015	2016	2017	2018	2019	June 30, 2020
Noninterest Income	$ 10,171	$ 11,442	$ 14,929	$ 20,473	$ 15,149	$ 16,124	$ 24,518	$ 13,825
Net Interest Income	25,327	29,717	33,676	42,759	48,911	57,888	67,509	18,624
Add: Noninterest Income	10,171	11,442	14,929	20,473	15,149	16,124	24,518	13,825
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Adjusted Revenue	$ 35,498	$ 41,159	$ 48,605	$ 63,232	$ 66,430	$ 74,012	$ 92,027	$ 32,449
Noninterest Income to Adjusted Revenue	28.65 %	27.80 %	30.71 %	32.38 %	22.80 %	21.70 %	26.64 %	42.60 %

"Efficiency ratio, as adjusted" is a non-GAAP measure defined as total noninterest expense less non-recurring data processing expenses, divided by the sum of net interest income, noninterest income and non-recurring foregone interest and fees.

Efficiency Ratio, as Adjusted

Dollars in thousands	Year Ended December 31,							Quarter Ended
	2013	2014	2015	2016	2017	2018	2019	June 30, 2020
Noninterest Expense	$ 24,836	$ 28,821	$ 34,817	$ 43,380	$ 47,306	$ 54,123	$ 66,525	$ 22,630
Less: Non-recurring data processing expenses	—	—	—	—	(2,275)	—	—	—
Adjusted Noninterest Expense	24,836	28,821	34,817	43,380	45,031	54,123	67	22,630
Net Interest Income	25,327	29,717	33,676	42,759	48,911	57,888	68	18,624
Add: Noninterest Income	10,171	11,442	14,929	20,473	15,149	16,124	25	13,825
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Adjusted Revenue	$ 35,498	$ 41,159	$ 48,605	$ 63,232	$ 66,430	$ 74,012	$ 92	$ 32,449
Efficiency Ratio, as Adjusted	69.96 %	70.02 %	71.63 %	68.60 %	67.79 %	73.13 %	72.29 %	69.74 %

Diluted Earnings Per Share, as Adjusted and Tangible Book Value per Share Reconciliations

"**Diluted earnings per share, as adjusted**" is a non-GAAP measure defined as net income, less bargain purchase gain (net of taxes), plus non-recurring foregone interest and fees, plus non-recurring data processing expenses, plus non-recurring deferred tax revaluation, less the tax impact of conversion-related items, divided by the diluted weighted average shares outstanding.

Diluted Earnings per Share, as Adjusted

Amounts in thousands except per share items	Year Ended December 31, 2013	2014	2015	2016	2017	2018	2019	Quarter Ended June 30, 2020
Net Income	$ 6,857	$ 6,793	$ 7,492	$ 9,441	$ 7,109	$ 12,767	$ 16,895	$ 4,761
Less: Bargain Purchase Gain, net of taxes	(1,076)	—	—	—	—	—	—	—
Add: Non-recurring foregone interest and fees	—	—	—	—	2,370	—	—	—
Add Non-recurring data processing expenses	—	—	—	—	2,275	—	—	—
Add: Non-recurring deferred tax revaluation	—	—	—	—	1,386	—	—	—
Less: Tax impact of conversion related items	—	—	—	—	(1,847)	—	—	—
Net Income, as Adjusted	5,781	6,793	7,492	9,441	11,293	12,767	16,895	4,761
Add: Convertible debt interest expense	281	281	281	—	—	—	—	—
Net Income, as Adjusted for Diluted EPS	$ 6,062	$ 7,074	$ 7,773	$ 9,441	$ 11,293	$ 12,767	$ 16,895	$ 4,761
Diluted Weighted Average Shares Outstanding	9,337	10,280	10,488	11,289	11,428	12,462	13,969	13,817
Diluted Earnings per Share, as Adjusted	$ 0.65	$ 0.69	$ 0.74	$ 0.84	$ 0.99	$ 1.02	$ 1.21	$ 0.34

"**Tangible book value per share**" is a non-GAAP measure defined as total stockholders' equity, less intangible assets, divided by shares of common stock outstanding.

Tangible Book Value per Share

Amounts in thousands except per share items	Year Ended December 31, 2013	2014	2015	2016	2017	2018	2019	Quarter Ended June 30, 2020
Total Stockholders' Equity	$ 42,421	$ 50,216	$ 59,657	$ 70,748	$ 80,119	$ 114,563	$ 133,331	$ 142,108
Less: Preferred Equity	—	—	—	—	—	—	—	—
Less: Intangible Assets	(72)	(39)	(17)	—	—	—	—	—
Tangible Common Equity	$ 42,349	$ 50,177	$ 59,640	$ 70,748	$ 80,119	$ 114,563	$ 133,331	$ 142,108
Period End Shares Outstanding	9,343	9,563	10,226	11,145	11,537	13,672	13,895	13,818
Tangible Book Value per Share	$ 4.53	$ 5.25	$ 5.83	$ 6.35	$ 6.94	$ 8.38	$ 9.60	$ 10.28